UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 11, 2009.

TAI PAN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53148	26-0904488
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 S Lake Ave., Suite 208, Pasadena, CA 91101
(Address of principal executive offices)(Zip Code)

(626) 577-8300
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Elect of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In order to position a new and better strategic role for future operation of the Tai Pan Holding, Inc. (the “Company”), the board of directors of the Company approved to elect Mr. Kheng Siang Lee as non-executive chairman on May 11, 2009.

Mr. Lee, the current President/CEO, will be service as the non-executive chairman effective on May 11, 2009; and the Company will appoint and announce a new President/CEO in due course.

(c) Exhibits

Exhibit No.	Description

99.1	Unanimous Written Consent of the Board of Directors, approving the election of non-executive chairman of the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAI PAN HOLDING, INC.
Dated: May 14, 2009	By:	/s/ Cheng Yu Wang
Cheng Yu Wang
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unanimous Written Consent of the Board of Directors, approving the election of non-executive chairman of the board of directors.